     As filed with the Securities and Exchange Commission on October 8, 1999
================================================================================
                                                     Registration No. 333-______
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          ----------------------------
                          APACHE MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                                   23-2476415
            --------                                                   ----------
(State or Other Jurisdiction of                                     (I.R.S. Employer
 Incorporation or Organization)                                   Identification No.)

                        1650 Tysons Boulevard, Suite 300
                                McLean, VA 22102
                                 (703) 847-1400
                    (Address of Principal Executive Offices)

                          ----------------------------
              NON-EMPLOYEE DIRECTOR SUPPLEMENTAL STOCK OPTION PLAN
                         OF APACHE MEDICAL SYSTEMS, INC.
                            (Full Title of the Plan)

                          ----------------------------
                                  Peter Gladkin
                      President and Chief Executive Officer
                        1650 Tysons Boulevard, Suite 300
                                McLean, VA 22102
                     (Name and Address of Agent for Service)

                                 (703) 847-1400
                                 --------------
          (Telephone Number, Including Area Code, of Agent for Service)
                                   Copies to:
                              Daniel J. Ramos, Esq.
                                  Shaw Pittman
                               2300 N Street, N.W.
                             Washington, D.C. 20037
                                 (202) 663-8000

                         CALCULATION OF REGISTRATION FEE


                                                           Proposed Maximum           Proposed Maximum           Amount Of
 Title Of Securities To Be         Amount To Be           Aggregate Offering         Aggregate Offering        Registration
         Registered                 Registered             Price Per Share                  Price                   Fee
-------------------------------------------------------------------------------------------------------------------------------
Common Stock,                       120,000(1)                $1.297(2)                  $155,640(2)             $44
$.01 par value
per share
-------------------------------------------------------------------------------------------------------------------------------

 (1) THIS REGISTRATION STATEMENT SHALL ALSO COVER ANY ADDITIONAL SHARES OF COMMON STOCK WHICH BECOME ISSUABLE UNDER THE NON-EMPLOYEE DIRECTOR SUPPLEMENTAL STOCK OPTION PLAN OF APACHE MEDICAL SYSTEMS, INC. BY REASON OF ANY STOCK DIVIDEND, STOCK SPLIT, RECAPITALIZATION OR OTHER SIMILAR TRANSACTIONS IN ACCORDANCE WITH RULE 416 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(2) ESTIMATED SOLELY FOR THE PURPOSE OF CALCULATING THE REGISTRATION FEE PURSUANT TO RULE 457(h) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BASED UPON THE AVERAGE HIGH AND LOW PRICES OF THE COMMON STOCK AS REPORTED ON THE NASDAQ STOCK MARKET AS OF OCTOBER 6, 1999.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.      PLAN INFORMATION*

ITEM 2.      REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*

----------------------

* Information required in Part I of Form S-8 to be contained in a prospectus meeting the requirements of Section 10(a) of the Securities Act of 1933 is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933 and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

           The following documents filed by APACHE Medical Systems, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated herein by this reference and made a part hereof:

           (a) Annual Report on Form 10-K for the year ended December 31, 1998.

           (b) Proxy Statement in connection with the Registrant's 1999 Annual Meeting of Stockholders.

           (c) Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1999.

           (d) Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999.

           (e) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed with the Commission on June 4, 1996, to register the Common Stock of the Registrant under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purposes of updating such description.

           In addition, all documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof, and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

ITEM 4.    DESCRIPTION OF SECURITIES.

           Not applicable.

ITEM 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL.

           Not applicable.

ITEM 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

           Section 145 of the General Corporation Law of the State of Delaware (the "DGCL") empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Such indemnification may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. A Delaware corporation is permitted to indemnify directors, officers, employees and other agents of such corporation in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the person to be indemnified has been adjudged to be liable to the corporation. Where a director, officer, employee or agent of the corporation is successful on the merits or otherwise in the defense of any action, suit or proceeding referred to above or in defense of any claim, issue or matter therein, the corporation must indemnify such person against the expenses (including attorneys' fees) which he or she actually and reasonably incurred in connection therewith.

           The Registrant's Amended and Restated Certificate of Incorporation provides that the Registrant shall, subject to certain limitations, indemnify its directors and officers against expenses (including attorneys' fees, judgments, fines and certain settlements) actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party so long as they acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to a criminal action or proceeding, so long as they had no reasonable cause to believe their conduct to have been unlawful.

           Section 102 of the DGCL permits a Delaware corporation to include in its certificate of incorporation a provision eliminating or limiting a director's liability to a corporation or its stockholders for monetary damages for breaches of fiduciary duty. DGCL Section 102 provides, however, that liability for breaches of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct, or knowing violation of the law, and the unlawful purchase or redemption of stock or payment of unlawful dividends or the receipt of improper personal benefits cannot be eliminated or limited in this manner. The Registrant's Amended and Restated Certificate of Incorporation includes a provision that eliminates, to the fullest extent permitted, director liability for monetary damages for breaches of fiduciary duty.

ITEM 7.    EXEMPTION FROM REGISTRATION CLAIMED.

           Not applicable.

ITEM 8.    EXHIBITS.

Exhibit
Number Description of Exhibit
-----------------------------
4.1        Amended and Restated Certificate of Incorporation of the Registrant
           (incorporated by reference to the Registrant's Report on Form 10-Q for the quarter ended June 30, 1997 (File No. 0-20805)).

4.2 Bylaws of the Registrant, as amended (incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No.
           333-04106)).

4.3 Specimen common stock certificate (incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No.
           333-04106)).

5.1 Form of opinion of Shaw Pittman as to the legality of the securities being registered (filed herewith).

23.1       Consent of Shaw Pittman (filed herewith as part of Exhibit 5.1).

23.2       Consent of Ernst & Young LLP (filed herewith).

23.3       Consent of Arthur Andersen, LLP (filed herewith).

23.4       Consent of KPMG LLP (filed herewith).

24.1       Powers of Attorney (included on signature page).

99.1       Non-Employee Director Supplemental Stock Option Plan of the
           Registrant (incorporated by reference to Exhibit 10.27 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended
           March 31, 1999 (File No. 0-20805)).

ITEM 9.  UNDERTAKINGS.

           (a)       Registrant hereby undertakes:

                     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                               (i)        To include any prospectus required by
                                          Section 10(a)(3) of the Securities Act
                                          of 1933.

                               (ii)       To reflect in the prospectus any facts
                                          or events arising after the effective
                                          date of the registration statement (or
                                          the most recent post-effective
                                          amendment there) which, individually
                                          or the aggregate, represents a
                                          fundamental change in the information
                                          set forth in the registration
                                          statement.

                               (iii)      To include any material information
                                          with respect to the plan of
                                          distribution not previously disclosed
                                          in the registration statement or any
                                          material change to such information in
                                          the registration statements.

                     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                     (3) To remove from registration by means of a post-effective amendment any securities which remain unsold at the termination of the offering.

           (b) Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in McLean, Virginia, on this 8th day of October, 1999.


                                   APACHE MEDICAL SYSTEMS, INC.
                                   (Registrant)


                                   /s/ PETER GLADKIN
                                   -------------------------
                                   Peter Gladkin
                                   President and Chief Executive Officer



                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Peter Gladkin and Karen C. Miller, each acting individually, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the date indicated.

Name                                                    Title                               Date
----                                                    -----                               ----
                                                        President and Chief Executive
/s/ Peter Gladkin                                       Officer  (Principal Executive       October 8, 1999
------------------------------------                    Officer)
Peter Gladkin


                                                        Vice President, Finance and
/s/ Karen C. Miller                                     Chief Financial Officer             October 8, 1999
------------------------------------                    (Principal Financial and
Karen C. Miller                                         Accounting Officer)



/s/ Gerald E. Bisbee, Jr., Ph.D.                        Director                            October 8, 1999
------------------------------------
Gerald E. Bisbee

/s/ Edward J. Connors                                   Director                            October 8, 1999
------------------------------------
Edward J. Connors



/s/ Richard Dessimoz                                    Director                            October 8, 1999
------------------------------------
Richard Dessimoz



/s/ .Thomas W. Hodson                                   Director                            October 8, 1999
------------------------------------
Thomas W. Hodson



/s/ William A. Knaus, M.D.
------------------------------------                    Director                            October 8, 1999
William A. Knaus, M.D.



/s/ Lawrence S. Lewin                                   Director                            October 8, 1999
------------------------------------
Lawrence S. Lewin

                                  EXHIBIT INDEX

Exhibit
Number Description of Exhibit
-----------------------------
4.1        Amended and Restated Certificate of Incorporation of the Registrant
           (incorporated by reference to the Registrant's Report on Form 10-Q for the quarter ended June 30, 1997 (File No. 0-20805)).

4.2 Bylaws of the Registrant, as amended (incorporated by reference to the Registrant's Registration Statement on Form S-1
           (File No. 333-04106)).

4.3 Specimen common stock certificate (incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No.
           333-04106)).

5.1 Form of opinion of Shaw Pittman as to the legality of the securities being registered (filed herewith).

23.1       Consent of Shaw Pittman (filed herewith as part of Exhibit 5.1).

23.2       Consent of Ernst & Young LLP (filed herewith).

23.3       Consent of Arthur Andersen, LLP (filed herewith).

23.4       Consent of KPMG LLP (filed herewith).

24.1       Powers of Attorney (included on signature page).

99.1       Non-Employee Director Supplemental Stock Option Plan of the
           Registrant (incorporated by reference to Exhibit 10.27 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended
           March 31, 1999 (File No. 0-20805)).